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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) September 3, 2004

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                           CROWN MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                             6006 N. Mesa, Suite 709
                              El Paso, Texas 79912
                    (Address of principal executive offices)

                              William L. Sklar, CEO
                           Crown Medical Systems, Inc.
                             6006 N. Mesa, Suite 709
                              El Paso, Texas 79912
                     (Name and address of agent for service)

                                 (915) 845-1787
          (Telephone number, including area code of agent for service)




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 Section 8 - other events

 Item 8.01  other events

         Crown Medical Systems, Inc. has exercised the option granted in the Articles of Designation to cause 4,996,825 shares of Series A Convertible Preferred Stock to be converted to 45,345,187 shares of Common Stock effective as of the close of business September 3, 2004. After giving effect to the reduction in the number of outstanding shares that was effective at the close of business September 2, 2004 and the above described conversion, the number of shares of outstanding Common Stock is approximately 45,856,483.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CROWN MEDICAL SYSTEMS, INC.



                                          By: /s/William L. Sklar
                                             ---------------------------------
                                              William L. Sklar, President


Date:  September 3, 2004